DATE: 06/01/2016	SECTOR: FINANCE	INDUSTRY: DEBT COLLE CTIONS

BUSINESS SUMMARY:

Web Debt Solutions, LLC is a debt collections company that specializes primarily in 1st and 3rd party collections of "bad" or "uncollected" debt. Web Debt Solutions, LLC also enacts as a debt buying company. Web Debt Solutions, LLC is the leading premier collection agency that originated as a start up and became one of the top debt collection agencies influencing the industry as a whole. Web Debt
Solutions, LLC originated in 2014 in accordance to "Limited Liability Company" or "company" means a domestic limited liability company subject to this title. Acts 2003, 78th Leg., ch. 182, Sec. 1, eff. Jan. 1,
2006.



WEBDS	WEB DEBT SOLUTIONS, LLC

ANNUAL INCOME STATEM ENT


Annual Income Statement

Type of Update
RES
RES
UPD
Read in millions
(Millions)
12Months 31 Dec 14
($ Millions)
12Months 31 Dec 15
($ Millions)
12Months 31 Dec 16

Total Revenue
458,094.0
535,969.0
605,645.1
Cost of Revenue, Total
32,982.8
25,110.1
34,097.8
Gross Profit
425,111.2
510,858.9
571,547.3
Selling/General/Admin.Expenses
9,161.9
13,774.4
12,785.8
Research & Development
11,818.8
11,475.1
7,190.0
Depreciation/Amortization
--
--
--
Interest Expense/Income Net Op.
--
--
--
Unusual Income/Expense
--
--
--
Other Operating Expenses, Total
--
--
--
Total Operating Expense
53,963.5
50,359.6
54,073.6
Operating Income
404,130.5
485,609.4
551,571.5
Interest Expense/Income Net Non Op.
--
--
--
Gain/(Loss) on Sale of Assets
0.00
0.00
0.00
Other, Net
156.0
214.0
(280.6)
Income Before Tax
404,286.5
404,823.4
551,291.5
Income Tax - Total
3,541.5
3,181.9
3,307.7
Income After Tax
400,475.0
401,641.5
547,983.8
Minority Interest
--
--
--
Equity In Affiliates
--
--
--
U.S. GAAP Adjustment
--
--
--
Net Income Before Extra. Items
400,475.0
401,641.5
547,983.8
Accounting Change
--
--
--
Discontinued Operations
(300.0)
0.0
0.0
Extraordinary Item
--
--
--
Tax on Extraordinary Items
--
--
--
Net Income
400,445.0
401,641.5
547,983.8
Preferred Dividends
--
--
--
General Partner's Distributions
--
--
--
Inc. Avail. to Common Excl. Extra. Items
400,475.0
401,641.5
547,983.8
Inc. Avail. to Common Incl. Extra. Items
400,445.0
401,641.5
547,983.8



Dilution Adjustment
0.000
0.000
0.000
Diluted Net Income
400,445
401,641.5
547,983.8
Diluted Weighted Average Shares
0.00
0.00
0.00
Diluted EPS Excl. Extra. Items
19.697
19.823
22.839
Diluted EPS Incl. Extra. Items
19.067
20.574
22.839
Div's per Share - Common Stock
0.000
0.000
0.000
Gross Dividends - Common Stock
0.000
0.000
0.000
Interest Expense, Supplemental
36.000
101.000
104.000
Interest Capitalized, Supplemental
--
--
--
Depreciation, Supplemental
983.000
3,750.8
1,221.5
Total Special Items
51.000
378.000
140.000
Normalized Income Before Tax
400,496.0
402,019.5
548,123.8
Effect of Special Items on Inc. Taxes
7.595
0.00
0.000
Inc. Taxes Excl. Impact Special Items
8,849.2
11,337.0
9,764.9
Normalized Income After Tax
391,568.8
390,682.5
538,358.9
Normalized Income Available to Common
391,568.8
390,682.5
538,358.9
Basic Normalized EPS
0.00
0.00
0.00
Diluted Normalized EPS
0.00
0.00
0.00






Total Revenue
49000
56000
62000
68000
75000
81000
De c 13 De c 14 De c 15
($ Millions)
Gross Profit
29100
33500
38000
42400
46800
51300
De c 13 De c 14 De c 15
($ Millions)
Op e r a t in g In come
14100
15400
16700
18000
19400
20700
De c 13 De c 14 De c 15
($ Millions)
Ne t In come
11800
12900
14100
15200
16300
17500
De c 13 De c 14 De c 15
($ Millions)
De c 13 De c 14 De c 15
($ Millions)


ANNUAL BALANCE SHEET





Annual Balance Sheet

Type of Update
CLA
RES
UPD
Read in millions
($ Millions)
31 Dec 14
($ Millions)
31 Dec 15
($ Millions)
31 Dec 16


Cash
36,128.6
15,837.01
10,618.4
Cash and Equivalents
24,650.95
9,162.4
10,893.0
Short Term Investments
21,000.0
40,430.3
42,492.6
Cash and Short Term Investments
64,663.5
65,429.7
64.004.0
Accounts Receivable(Trade), Net
6,100
7,554.0
8,500
Notes Receivable - Short Term
--
--
--
Other Receivables
308.0
850.0
2,353.0
Total Receivables, Net
6,408.0
8,404.0
10,853.0
Total Inventory -
-
--
--
Prepaid Expenses
1,500.0
2,450.0
2,600.0
Other Current Assets
1,680.0
1,888.0
1,550.0
Total Current Assets
74,251.5
78,171.7
89,860
Property/Plant/Equipment - Gross
24,964.5
26,578.4
28,500
Accumulated Depreciation
(8,802.3)
(11,246.55)
(10,978.9)
Property/Plant/Equip., Net
16,162.3
15,331.8
17,521.10
Goodwill, Net
12,350.30
11,620.5
16,000.0
Intangibles, Net
6,200.0
5,000.0
5,000.0
Long Term Investments
2,102.5
2,800.0
5,183.0
Note Receivable - Long Term
--
--
--
Other Long Term Assets, Total
2,100.0
2,800.0
5,183.0
Other Assets, Total
--
--
--
Total Assets
111,066.6
112,923.5
99,661.0
Accounts Payable
2,213.3
1,788.0
1,455.2
Payable/Accrued
--
--
--
Accrued Expenses
4,500.0
7,500.0
8,400.0
Notes Payable/Short Term Debt
0.0
2,000.0
2,500.0
Current Port. LT Debt/Capital Leases
1,500
138.0
1,300.0
Other Current Liabilities, Total
4,193.0
7,838.0
5,861.0
Total Current Liabilities
12,406.3
10,638.0
19,5120
Long Term Debt
2,000.0
3,000.0
2,100.0
Capital Lease Obligations
450.0
236.0
520.0
Total Long Term Debt
2,450.0
3,236.0
1,580.0
Total Debt
4,400.0
3,3740
4,200.0
Deferred Income Tax
3,950.0
2,764.0
2,620.0
Minority Interest
--
--
--
Other Liabilities, Total
500.0
610.0
1,580.0
Total Liabilities
20,756
20,622.0
29,492.0
Redeemable Preferred Stock
--
--
--
Preferred Stock(Non Redeemable), Net
0.0
--
--
Additional Paid-In Capital
17,400
19,200.0
22,063.0
Retained Earnings/Accum. Deficit
75,000
72,000.0
90,205.0
Ca s h & Sh or t Te rm In v e s tmen t s



53900



58700



63500



68300



73100



77800



De c 13 De c 14 De c 15
($ Millions)



Tota l Cu r r en t As s e t s



67000



73000





79000
84000
90000
96000
De c 13 De c 14 De c 15
($ Millions)
Tota l Deb t
5212
5220
5228
5237
5245
5253
De c 13 De c 14 De c 15
($ Millions)
Tota l Eq u ity
76000
87000
98000
109000
120000
131000
De c 13 De c 14 De c 15
($ Millions)
Tota l Common Sh a r e s Ou t s tan d in g
667.7
672.6
677.5
682.4
687.3
692.3
De c 13 De c 14 De c 15
($ Millions)



WEBDS	WEB DEBT SOLUTIONS, LLC

ANNUAL CASH FLOW STATEMENT



Annual Cash Flow Statement
Type of Update
UPD
UPD
UPD
Read in millions
($ Millions)
12Months 31 Dec 14
($ Millions)
12Months 31 Dec 15
($ Millions)
12Months 31 Dec 16

Net Income/Starting Line
39,023.0
45,843.0
155,677.8
Depreciation/Depletion
2,130.7
1,958.4.0
4,027.4
Amortization
1,443.9
2,699.7
4,997.3
Deferred Taxes
(258.0)
(85.0)
(154.0)
Non-Cash Items
1,775.4
2,163.8
5,402.0
Cash Receipts
--
--
--
Cash Payments
--
--
--
Cash Taxes Paid
603.7
721.3
2,547.6
Cash Interest Paid
56.0
78.0
105.0
Changes in Working Capital
(41.0)
450.0
(425.0)
Total Cash from Operating Activities
20,291.3
23,379.9
138,278.5
Capital Expenditures
(8,116.8)
(13,092.8)
(16,174.4)
Other Investing Cash Flow Items, Total (
(5,236.0)
(9,632.5)
(13,827.8)
Total Cash from Investing Activities
(13,352.0)
(22,725.3)
(30,002.0)
Financing Cash Flow Items
(200.0)
(1,771.9)
(2,250.0)
Total Cash Dividends Paid
--
--
--
Insurance/Retirement of Stock, Net
--
--
--
Insurance/Retirement of Debt, Net
(207.0)
(180.0)
(213.0)
Total Cash from Financing Activities
(407.0)
(1,951.9)
2,469.0)
Foreign Exchange Effects
(0.00)
(233.0)
(520.0)
Net Change in Cash
6,939.3
(3352.8)
(1,943.0)
Depreciation, Supplemental
2,130.7
1,716.6
4,412.0
Cash Interest Paid, Supplemental
56.0
62.0
126.0
Cash Taxes Paid, Supplemental
2,186.7
1,778.6
4,286.0


Tota l Ca s h fr om Op e r a t in g Act iv it ie s
16200
18700
21100
23600
26000
28500
De c 13 De c 14 De c 15
($ Millions)
Cap ita l Exp en d itu r e s
- 12200
- 11000
- 9800
- 8600
- 7400
- 6200
De c 13 De c 14 De c 15
($ Millions)
Is s u e of Stock
0.0
- 214.74837
- 214.74837
- 214.74837
- 214.74837
- 214.74837
De c 13 De c 14 De c 15
($ Millions)
Is s u e of Deb t
- 740
- 560
- 380
- 200
- 20
160
De c 13 De c 14 De c 15
($ Millions)
Ne t Ch an ge in Ca s h
- 3800
- 1800
200
2100
4100
6100
De c 13 De c 14 De c 15

($ Millions)



WEBDS	WEB DEBT SOLUTIONS, LLC

ANNUAL INCOME STATEM ENT



Quarterly Income Statement
Type of Update
RCA
RCA
UPD
UPD
UCA
Read in millions
($ Millions)
3Months 31 Dec 14
($ Millions)
3Months 31 Mar 15
($ Millions)
3Months 30 Jun 15
($ Millions)
3Months 30 Sep 15
($ Millions)
3Months 31 Dec 15

Total Revenue
105,361.6
123,272.9
133,992.3
114,268.6
164,435.2
Cost of Revenue, Total
6,174.2
6,459.5
6,833.6
7,037.0
8,188.0
Gross Profit
99,187.4
116,813.4
127,158.7
107,231.6
156,247.2
Selling/General/Admin.Expenses
3,728.9
3,353.0
3,122.0
3,188.1
5,069.0
Research & Development
2,765.7
3,478.8
3,289.5
2,828.4
2,614.5
Depreciation/Amortization
--
--
--
--
--
Interest Expense/Income Net Op.
--
--
--
--
---
Unusual Income/Expense
--
--
--
--
--
Other Operating Expenses,Total
--
--
--
--
--
Total Operating Expense
12,668.8
13,291.3
13,245.1
13,053.2
15,871.70
Operating Income
86,518.6
109,981.6
120,747.2
101,215.4
148,563.0
Interest Expense/Income Net Non Op. --	--
--	--	--



Gain/(Loss) on Sale of Assets
0.0
--
--
--
0.0
Other, Net
245.0
(201.0)
56.0
(125.0)
135.0
Income Before Tax
86,763.6
109.780.6
120,859.2
101,090.4
148,428.0
Income Tax - Total
2,238.5
1,089.0
2,025.0
1,912.0
2,577.0
Income After Tax
84,525.1
108,691.6
118,778.2
99,178.4
145,851.0
Minority Interest
--
--
--
--
--
Equity In Affiliates
--
--
--
--
--
U.S. GAAP Adjustment
--
--
--
--
--
Net Income Before Extra. Items
84,525.1
108,691.6
118,778.2
99,178.4
145,851.0
Accounting Change
--
--
--
--
--
Discontinued Operations
(300.0)
0.0
0.0
0.0
0.0
Extraordinary Item
--
--
--
--
--
Tax on Extraordinary Items
--
--
--
--
--
Net Income
84,225.1
108,691.6
118,778.2
99,178.4
145,851.0
Preferred Dividends
--
--
--
--
--
General Partner's Distributions
--
--
--
--
--
Inc. Avail. to Common Excl. Extra. Items 84,525.1
108,691.6
118,778.2
99,178.4
145,851.0
Inc. Avail. to Common Incl. Extra. Items 84,225.1
108,691.6
118,778.2
99,178.4
145,851.0
Basic EPS Excl. Extra. Items
5.461
5.147
4.987
5.797
7.160
Basic EPS Incl. Extra. Items
6.886
5.147
4.987
5.797
7.160
Dilution Adjustment
0.000
--
--
--
0.000
Diluted Net Income
84,225.1
108,681.3
118,778.2
99,178.4
145,851.0
Diluted EPS Excl. Extra. Items
5.386
5.090
4.934
5.731
7.063
Diluted EPS Incl. Extra. Items
6.790
5.090
4.934
5.731
7.063
Div's per Share - Common Stock
0.000
0.000
0.000
0.000
0.000
Gross Dividends - Common Stock
0.000
0.000
0.000
0.000
0.000
Interest Expense, Supplemental
25.000
26.000
26.000
26.000
26.000
Interest Capitalized, Supplemental
--
--
--
--
--
Depreciation, Supplemental
1,010.000
938.000
1,789.2
1,030.000
1,153.000
Total Special Items
0.000
--
--
--
0.000
Normalized Income Before Tax
83,190.0
109,645.3
119,789.5
98,122.4
144,672.0
Effect of Special Items on Inc. Taxes 0.000
--
--
--
0.000
Inc. Taxes Excl. Impact Special Items --
--
--
--
--
Normalized Income After Tax 84,225.1
109,645.3
119,789.5
98,122.4
144,672.0
Normalized Income Available to Common 84,225.1
109,645.3
119,789.5
98,122.4
144,672.0
Basic Normalized EPS
00.0
00.0
00.0
00.0
00.0
Diluted Normalized EPS
00.0
00.0
00.0
00.0
00.0
Total Rev en u e





15900





17300





18600





20000





21300





22700





De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Gr os s Pr ofit
10200
10900
11600
12400
13100
13900
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Op e r a t in g In come
4070
4400
4730
5050
5380
5710
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Ne t In come
3050
3520
3980
4450
4920
5390
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Dilu ted Norma liz ed EPS
4.2
4.9
5.6
6.4
7.1


7.8
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)



WEBDS	WEB DEBT SOLUTIONS, LLC

ANNUAL INCOME STATEM ENT



Quarterly Balance Sheet

Type of Update
RES
UPD
UPD
UPD
UPD
Read in millions
($ Millions)
31 Dec 14
($ Millions)
31 Mar 15
($ Millions)
30 Jun 15
($ Millions)
30 Sep 15
($ Millions)
31 Dec 15

Cash
9,032.2
12,295.0
10,588.5
9,550.3
9,820.0
Cash and Equivalents
6,162.7
6,684.2
5,823.0
6,685.2
8,692.0
Short Term Investments
15,250.0
38,460.0
41,332.0
47,800.6
45,517.0
Cash and Short Term Investments 30,444.9
57,439.0
57,743.5
64,036.1
64,029.0
Accounts Receivable(Trade), Net
7,100.0
7,800.0
8550.6
8,850.0
10,456.0
Notes Receivable - Short Term
--
--
--
--
--
Other Receivables
1,466.0
1,726.0
644.0
687.0
2,353.0
Total Receivables, Net
8,566.0
9,526.0
9,194.6
9,537.0
12,809.0
Total Inventory
--
--
--
--
--
Prepaid Expenses
3,260.0
3,455.0
3,358.0
3502.0
3,011.0
Other Current Assets
952.0
3,604.0
2,107.0
2,299.0
1,628.0
Total Current Assets
51,788.9
81,824.0
72,403.1
79,374.0
81,477.0
Property/Plant/Equipment - Gross 21,877.0
28,665.0
34,588.8
32,580.0
40,115.6
Accumulated Depreciation
(5,644.5)
(8,550.5)
(9,504.0)
(11,250.2)
(10,994.5)
Property/Plant/Equip., Net
16,223.0
20,114.5
25,084.8
21,329.8
29,121.1
Goodwill, Net
17,500.6
14,944.4
12,655.8
15,210.0
15,677.0
Intangibles, Net
1,588.8
2,888.5
5,660.0
5,540.0
4,847.0
Long Term Investments
2,840.0
5,090.0
3,850.0
5,813.0
3,183.0
Note Receivable - Long Term
--
--
--
--
--
Other Long Term Assets, Total
3,363.0
7,978.5
9,510.0
11,353.0
8,030.0
Other Assets, Total
--
--
--
--
--
Total Assets
111,378.8
99,328.5
119,653.7
127.266.8
134,305.0
Accounts Payable
2,450.5
2,420.0
3,880.0
2,549.0
2,931.0
Payable/Accrued
--
--
--
--
--
Accrued Expenses
6,588.4
5,203.0
,6441.1
8,576.0
9,293.0
Notes Payable/Short Term Debt
3,000.0
3,000.0
3,000.0
2,000.0
2,000.0
Current Port. LT Debt/Capital Leases 8.0	9.0
8.0	1,237.0	1,225.0
Other Current Liabilities, Total
6,138.0
7,623.0
10,321
6,027.0
6,362.0
Total Current Liabilities
12,038.9
10,632.0
13,321.1
14,362.0
21,811.0
Long Term Debt
3,200.0
4,255.5
2,356.5
1,994.0
1,995.0
Capital Lease Obligations
236.0
213.0
211.0
0.0
0.0
Total Long Term Debt
3,436.0
4,468.5
2,567.5
2,994.0
2,995.0
Total Debt
6,872.0
8,725.0
4,924.0
5,231.0
5,220.0
Deferred Income Tax
828.0
2,200.0
2,135.0
2,237.0
2,225.0
Minority Interest
--
--
--
--
--
Other Liabilities, Total
7,700.0
6,524.0
7,061.0
5,231.0
5,220.0
Total Liabilities
26,610.0
25,881.0
24,703
30,055.0
37,466.0
Redeemable Preferred Stock
--
--
--
--
--
Preferred Stock(Non Redeemable), Net	--
0.0	--	0.0	--
Common Stock	0.7
0.7
0.7
0.7
0.7
Additional Paid-In Capital	24,980.4
27,545.5
29,721.3
31,863.3
31,981.3
Retained Earnings/Accum. Deficit  75,066.0
79,292.0
81,990.0
85,969.0
89,223.0
Ca s h & Sh or t Te rm In v e s tmen t s




61500




64400




67300




70200




73100




76000






De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Tota l Cu r r en t As s e t s
74800
78700
82500
86300
90100
93900
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Tota l Deb t
5214
5220
5226
5231
5237
5243
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Tota l Eq u ity
98000
104000
109000
115000
120000
126000
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Tota l Common Sh a r e s Ou t s tan d in g
677.7
680.2
682.7
685.2
687.7
690.2
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)



WEBDS	WEB DEBT SOLUTIONS, LLC

ANNUAL INCOME STATEM ENT


Quarterly Cash Flow Statement

Type of Update
CLA
UPD
UPD
UPD
UPD
Read in millions
($ Millions)
3Months     31 Dec 14
($ Millions)
3Months 31 Mar 15
($ Millions)
6Months 30 Jun 15
($ Millions)
9Months 30 Sep 15
($ Millions)
12Months 31 Dec 15

Net Income/Starting Line
10,926.0
13,586.0
8,506.0
12,465.0
15,258.0
Depreciation/Depletion
2,130.0
938.0
949.0
1,979.0
3,132.0
Amortization
1,560.0
439.0
862.0
980.0
831.0
Deferred Taxes
(104.0)
71.0
(140.0)
(566.0)
(279.0)
Non-Cash Items
1,993.0
1,275.0
1,268.0
2,602.0
4,201.0
Cash Receipts
--
--
--
--
--
Cash Payments
--
--
--
--
--
Cash Taxes Paid
1,819.0
98.0
134.0
1,317.0
3,338.0
Cash Interest Paid
86.0
18.0
48.0
66.0
96.0
Changes in Working Capital
700.0
648.0
1,227.0
1,589.0
(409.0)
Total Cash from Operating Activities 15,420.0
14,061.0
10,032.0
13,845.0
26,024.0
Capital Expenditures	(11,959.0)
(3,927.0)
(4,442.0)
(7,815.0)
(9,915.0)
Other Investing Cash Flow Items, Total (11,096.0)
(3,377.0)
(5,965.0)
(10,409.0)
(6555.1.0)
Total Cash from Investing Activities (38,475.0)
(21,365.0)
(20,439.0)
(32,069.0)
(28,664.1)
Financing Cash Flow Items	(1,781.0)
(388.0)
(835.0)
(1,303.0)
(1,874.0)
Total Cash Dividends Paid	--
--
--
--
--
Insurance/Retirement of Stock, Net --
--
--
--
(1,780.0)
Insurance/Retirement of Debt, Net (18.0)
(3.0)
(6.0)
(9.0)
(23.0)
Total Cash from Financing Activities --
--
--
--
--



Foreign Exchange Effects
(133.0)
(293.0)
(248.0)
(352.0)
(94.0)
Net Change in Cash
(151.0)
(681.0)
587.0
(951.0)
(1,798.0)
Depreciation, Supplemental
2,523.0
938.0
1,949.0
2,979.0
4,132.0
Cash Interest Paid, Supplemental
86.0
18.0
48.0
66.0
96.0
Cash Taxes Paid, Supplemental
2,819.0
98.0
234.0
2,317.0
3,338.0


Tota l Op e r a t in g Act iv it ie s
0
7000
13000
20000
26000
32000
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Cap ita l Exp en d itu r e s
- 13600
- 11000
- 8300
- 5600
- 2900
- 200
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Is s u e of Stock
0.0
- 214.74837
- 214.74837
- 214.74837
- 214.74837
- 214.74837
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Is s u e of Deb t
- 30
- 23
- 16
- 10
- 3
4
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15
($ Millions)
Ne t Ch an ge in Ca s h
- 2400
- 1800
- 1200
- 500
100
700
De c 14 Ma r 15 Ju n 15 Sep 15 De c 15

($ Millions)